UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 31, 2008
ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia (State or other jurisdiction of incorporation)	0-31261 (Commission File Number)	58-2108232 (I.R.S. Employer Identification Number)
8995 Westside Parkway
Alpharetta, GA 30004
(Address of principal executive offices)
Registrant’s telephone number, including area code (678) 336-2500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On July 31, 2008, AtheroGenics, Inc. issued a press release to report the company’s top-line results for the ANDES Phase 3 clinical trial of AGI-1067 for the treatment of Type-2 diabetes demonstrating that both doses (75mg and 150mg) of AGI-1067 met the primary efficacy endpoint of the reduction in glycosylated hemoglobin (A1c) versus placebo at the end of the study’s six month dosing regimen. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
     The following exhibit is furnished as part of this current report on Form 8-K.

Exhibit No.		Description
99.1	—	Press Release dated July 31, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.
Date: July 31, 2008	/s/ MARK P. COLONNESE
Mark P. Colonnese
Executive Vice President, Commercial Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	—	Press Release dated July 31, 2008